        Form of Amended Schedule A to the Sub-Administration Agreement

                                                                     (h)(iii)(B)

                                                         Dated: December 1, 1995
                                                          Amended: April 4, 2001

                                    FORM OF
                                  SCHEDULE A
                                    TO THE
                         SUB-ADMINISTRATION AGREEMENT
                                    BETWEEN
                    BISYS FUND SERVICES LIMITED PARTNERSHIP
                                      AND
                               FIFTH THIRD BANK

     Name of Fund
     ------------
Fifth Third Government Money Market Fund            Fifth Third Strategic Income Fund
Fifth Third Prime Money Market Fund                 Fifth Third Multicap Fund
Fifth Third Tax Exempt Money Market Fund            Fifth Third Worldwide Fund
Fifth Third Quality Growth Fund                     Fifth Third Microcap Fund
Fifth Third Equity Income Fund                      Fifth Third Institutional Government
                                                    Money Market Fund
Fifth Third Pinnacle Fund                           Fifth Third Institutional Money Market Fund
Fifth Third Balanced Fund                           Fifth Third Michigan Municipal Money Market Fund
Fifth Third Mid Cap Fund                            Fifth Third International GDP Fund
Fifth Third International Equity Fund               Fifth Third Small Cap Growth Fund
Fifth Third Technology Fund                         Fifth Third Large Cap Growth Fund
Fifth Third Intermediate Bond Fund                  Fifth Third Equity Index Fund
Fifth Third Long Term Bond Fund                     Fifth Third Large Cap Value Fund
Fifth Third U.S. Government Securities Fund         Fifth Third Short Term Bond Fund
Fifth Third Intermediate Municipal Bond Fund        Fifth Third Michigan Municipal Bond Fund
Fifth Third Ohio Tax Free Bond Fund                 Fifth Third Municipal Bond Fund
Fifth Third U.S. Treasury Money Market Fund         Fifth Third Ohio Tax Exempt Money Market Fund


     FIFTH THIRD FUNDS                  BISYS FUND SERVICES
                                        LIMITED PARTNERSHIP
                                        By: BISYS Fund Services, Inc.,
                                            General Partner

     By:____________________            By:_________________________
     Name:  Jeffrey Cusick              Name:
     Title: Vice President              Title: Executive Vice President